EXHIBIT (10)(i)98
Bankers Trust Company
LOAN DIVISION                      MAILING ADDRESS:
STANDBY LETTER OF CREDIT           P.O. BOX 318 - CHURCH ST. STA.
                                   NEW YORK, N.Y.  10008
14TH FLOOR
ONE BANKERS TRUST PLAZA
NEW YORK, NY  10006


                       AMENDMENT NO. 2 TO
            IRREVOCABLE LETTER OF CREDIT NO. A95057-S

                      BANKERS TRUST COMPANY
                     ONE BANKERS TRUST PLAZA
                    NEW YORK, NEW YORK  10015


                                                  AUGUST 17, 1993

THE FIRST NATIONAL BANK OF BOSTON
100 FEDERAL STREET
BOSTON, MASSACHUSETTS  02110

ATTENTION:  MANAGER, CORPORATE TRUST DIVISION

DEAR SIRS:

          WITH REFERENCE TO THE IRREVOCABLE LETTER OF CREDIT NO. A95057-S (THE "LETTER OF CREDIT") OF BANKERS TRUST COMPANY, PLEASE BE ADVISED THAT, EFFECTIVE ON DATE HEREOF, THE STATED EXPIRIATION DATE OF THE LETTER OF CREDIT IS HEREBY EXTENDED FROM THE CLOSE OF BUSINESS BY US ON NOVEMBER 16, 1995 TO THE CLOSE OF BUSINESS BY US ON NOVEMBER 16, 1996. EXCEPT AS SO EXTENDED HEREBY, THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT ARE NOT MODIFIED, AND SHALL CONTINUE IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THE PROVISIONS THEREOF, ON THE DATE HEREOF, DURING THE TERM OF THE LETTER OF CREDIT AS EXTENDED HEREBY.

                                        VERY TRULY YOURS,


                                        BANKERS TRUST COMPANY


                                        BY: CYNTHIA A. JAY
                                            NAME: CYNTHIA A. JAY
                                            TITLE: VICE PRESIDENT



                          CUSTOMER COPY
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